Exhibit 10.21

SHAREHOLDER IRREVOCABLE UNDERTAKING

This SHAREHOLDER IRREVOCABLE UNDERTAKING (this “Undertaking”) is made and entered into as of June 2, 2005, by and between Lawson Software, Inc., a Delaware corporation (“Lawson”), and the undersigned Shareholder (“Shareholder”) of Intentia International AB, a company organized under the laws of Sweden (“Intentia”).

RECITALS

A.                                   Intentia, Lawson, Lion Holdings, Inc., a Delaware corporation (“Bidder”) and Lion Acquisition, Inc., a Delaware corporation (“Lion Acquisition”) have entered into a Transaction Agreement (the “Transaction Agreement”).  Lawson has organized Bidder and caused Bidder to organize Lion Acquisition for the purpose of reorganizing Lawson into a holding company through a merger of Lion Acquisition with and into Lawson, with Lawson as the surviving corporation (the “Merger”) pursuant to an Agreement of Merger between Lawson and Lion Acquisition (the “Merger Agreement”).  As a result of the Merger, Lawson will become a wholly owned subsidiary of Bidder.  Bidder will enter into a business combination with Intentia pursuant to the Transaction Agreement by means of a recommended public offer by Bidder for all of the issued and outstanding shares, warrants and convertible notes of Intentia (the “Offer”);

B.                                     Such Offer will be publicly announced by way of a press release issued by Lawson and Intentia setting forth the terms and conditions of the purchase and in the agreed form as set out in Appendix 1 (the “Press Announcement”);

C.                                     Shareholder is the beneficial owner of such number of shares of such Series A and/or Series B Intentia shares, as set forth on the signature page hereof, and warrants to acquire such number of shares of Intentia Series B shares (“Warrants”) as set forth on the signature page hereof.

D.                                    As an inducement and a condition to entering into the Transaction Agreement and issuing a proxy statement to its stockholders requesting approval of the issuance of the shares of Bidder Stock to the Intentia Shareholders in consideration for Intentia Shares, Lawson has requested that Shareholder agree, and Shareholder has agreed (in Shareholder’s capacity as such), to enter into this Agreement in order to facilitate the consummation of the Offer.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.                                       Definitions.  For the purposes of this Agreement, capitalized terms that are used but not defined herein shall have the respective meanings ascribed thereto in the Transaction Agreement.

“Expiration Date” shall mean the earlier to occur of (i) six months after the earlier date of (A) the termination of the Offer by Lawson in accordance with the terms and conditions set forth in the Press Announcement, or (B) termination of the Transaction Agreement, or (ii) such date and time as the Offer shall have consummated in accordance with the terms and conditions set forth in the Press Announcement.

“Person” shall mean any individual, any corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental authority.

“Shares” shall mean: (i) all securities of Intentia (including all shares of Intentia Series A and Intentia Series B capital stock and all options, warrants and other rights to acquire Intentia Shares) owned by Shareholder as of the date of this Agreement, and (ii) all additional securities of Intentia (including all additional Intentia Shares and all additional options, warrants and other rights to acquire Intentia Shares) of which Shareholder acquires beneficial ownership during the period commencing with the execution and delivery of this Agreement until the Expiration Date.

A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly (i) offers for sale, sells, assigns, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such security or any interest therein, or (ii) enters into an agreement, commitment or other arrangement providing for the sale of, assignment of, pledge of, encumbrance of, granting of an option with respect to, transfer of or disposition of such security or any interest therein; provided, however, that the granting by Shareholder of a security interest in Shares to a brokerage firm to secure a cash loan from such brokerage firm for the purpose of purchasing Intentia Shares upon exercise of Intentia options or warrants outstanding on the date of this Agreement shall not be deemed a “Transfer” for purposes of this Agreement.

2.                                       Restriction on Transfer, Proxies and Non-Interference.  Except as expressly contemplated by this Agreement, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, Shareholder shall not, directly or indirectly, (i) cause or permit the Transfer of any of the Shares to be effected, or discuss, negotiate or make any offer regarding any Transfer of any of the Shares, (ii) grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into a voting agreement or other similar commitment or arrangement with respect to any of the Shares in contravention of the obligations of Shareholder under this Agreement, (iii) request that Intentia register the Transfer of any certificate or uncertificated interest representing any of the Shares, or (iv) take any action that would make any representation or warranty of Shareholder contained herein untrue or incorrect, or have the effect of preventing or disabling Shareholder from performing any of Shareholder’s obligations under this Agreement.  Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, Shareholder may sell Shares for cash to the extent necessary to pay taxes incurred as a direct result of the exercise of Intentia options or warrants after the date hereof.

3.                                       Undertaking.  Shareholder hereby undertakes to (i) accept the Offer in respect of the Shares, including all Warrants, and tender such Shares, including all Warrants, within 15 business days from the date on which the acceptance period under the Offer commences and not withdraw such acceptance once tendered; and (ii) vote against any proposal made in opposition to, or in competition with, consummation of the Offer, including any Acquisition Proposal, at any meetings of the shareholders of Intentia at which any such proposal is considered.

4.                                       Representations and Warranties.  Shareholder hereby represents and warrants to Intentia as follows:

(a)                                  Ownership of Shares.  Shareholder is the beneficial owner of all of the Shares.  Shareholder has sole voting power and the sole power of disposition with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.  Shareholder is the sole record holder (as reflected in the records maintained by Intentia’s transfer agent for Intentia Shares) of all of the Shares.

(b)                                 Power; Binding Agreement.  Shareholder has the legal capacity, power and authority to enter into and perform all of Shareholder’s obligations under this Agreement.  The execution, delivery and performance of this Agreement by Shareholder will not violate any agreement or court order to which Shareholder is a party or is subject, including, without limitation, any voting agreement or voting trust.  This Agreement has been duly and validly executed and delivered by Shareholder and constitutes a valid and binding agreement of Shareholder, enforceable against Shareholder in accordance with its terms.

(c)                                  No Consents.  To his, her or its knowledge, the execution and delivery of this Agreement by Shareholder does not, and the performance by Shareholder of his, her or its obligations hereunder will not, require Shareholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority.

5.                                       No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Lawson any direct or indirect ownership or incidence of ownership of or with respect to any Shares.  Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Shares shall remain vested in and belong to Shareholder.

6.                                       No Solicitation.  Shareholder, in its capacity as a shareholder, shall not, and shall cause each of its representatives and subsidiaries (other than Intentia and its subsidiaries) not to, take any action that would constitute a breach of Paragraph 11 of the Transaction Agreement if such action were taken by Intentia.

7.                                       Shareholder Notification of Acquisition of Additional Shares.  At all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, Shareholder shall promptly notify Lawson of the number of any additional Intentia Shares and the number and type of any other voting securities of Intentia acquired by Shareholder, if any, after the date hereof.

8.                                       Termination.  This Agreement shall terminate immediately and automatically, without any action on the part of any party hereto, as of the Expiration Date.

9.                                       Directors and Officers.  Notwithstanding anything in this Agreement to the contrary, if Shareholder is a director or officer of Intentia, nothing contained in this Agreement shall prohibit such director or officer from acting in his/her capacity as such or from taking such action as a director or officer of Intentia that may be required on the part of such person as a director or officer of Intentia, including acting in compliance with Paragraph 2 or 11.2 of the Transaction Agreement.

10.                                 Miscellaneous.

(a)                                  Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(b)                                 Certain Events.  This Agreement and the obligations hereunder shall attach to all of the Shares and shall be binding upon any person to whom legal or beneficial ownership of any of the Shares shall pass, whether by operation of law or otherwise.  Notwithstanding any Transfer of any of the Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement.  Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, this Agreement and the obligations hereunder shall not attach to any Shares that are Transferred, and shall not be binding upon any person to whom legal or beneficial ownership of any of the Shares shall pass, in any Transfer effected by Shareholder pursuant to the last sentence of Section 2 of this Agreement.

(c)                                  Assignment.  No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.  Any purported assignment in violation of this Section shall be void.

(d)                                 Amendments, Waivers, Etc.  This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

(e)                                  Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or telefacsimile, or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service.  All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)	if to Lawson, to:

Lawson Software
380 St. Peter Street
St. Paul, Minnesota 55102
Attention: Bruce B. McPheeters
	Telephone No.:	(651) 767-7000
	Telecopy No.:	(651) 767-5645

(ii)                                  if to Shareholder, to the address for notice set forth on the signature page hereof.

with copies to:

O’Melveny & Myers LLP

Embarcadero Center West

275 Battery Street, Suite 2600

San Francisco, California 94111

Attention:  Steve L. Camahort, Esq.

Telephone No.:  (415) 984-8700

Telecopy No.:  (415) 984-8701

(f)                                    Severability.  In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.  The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

(g)                                 No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(h)                                 Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, USA, without regard to its principles of conflicts of laws (except to the extent that applicable laws governing the corporate organization of Lawson or Intentia mandate the application of the laws of the jurisdiction of organization of such party and except to the extent that the application of the laws of Sweden apply to the Offer).  Each party irrevocably and unconditionally consents and submits to the jurisdiction of the state and federal courts located in the state of Delaware for purposes of any action, suit or proceeding arising out of or relating to this Agreement.

(i)                                     Other Remedies; Specific Performance.

(i)                                     Other Remedies.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

(ii)                                  Specific Performance.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

(j)                                     Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

(k)                                  Further Assurances.  At the request of any party to another party or parties to this Agreement, such other party or parties shall execute and deliver such instruments or documents to evidence or further effectuate (but not to enlarge) the respective rights and obligations of the parties and to evidence and effectuate any termination of this Agreement.

(l)                                     Public Disclosure.  Shareholder shall not issue any statement or communication to any third party that would be constitute a breach of Section 13 of the Transaction Agreement if such statement or communication were made by Intentia.

IN WITNESS WHEREOF, the undersigned have executed, or caused this Shareholder Irrevocable Undertaking to be executed by a duly authorized officer, as of the date first written above.

LAWSON SOFTWARE, INC.

By:	/s/ Bruce B. McPheeters
Name:	Bruce B. McPheeters
Title:	Secretary

SHAREHOLDER:

Signature:
Name:
Address:
Facsimile No.:

IN WITNESS WHEREOF, the undersigned have executed, or caused this Shareholder Irrevocable Undertaking to be executed by a duly authorized officer, as of the date first written above.

LAWSON SOFTWARE, INC.

By:
Name:
Title:

SHAREHOLDER:

SPECIAL VALUE OPPORTUNITIES FUND, LLC

Signature:	/s/Howard Levkowitz
Name:	Howard Levkowitz
Address:	2951 28th St. Suite 1000
Santa Monica, CA 90405
Facsimile No.:	310-899-4950

IN WITNESS WHEREOF, the undersigned have executed, or caused this Shareholder Irrevocable Undertaking to be executed by a duly authorized officer, as of the date first written above.

LAWSON SOFTWARE, INC.

By:
Name:
Title:

SHAREHOLDER:

SPECIAL VALUE EXPANSION FUND, LLC

Signature:	/s/Howard Levkowitz
Name:	Howard Levkowitz
Address:	2951 28th St. Suite 1000
Santa Monica, CA 90405
Facsimile No.:	310-899-4950

IN WITNESS WHEREOF, the undersigned have executed, or caused this Shareholder Irrevocable Undertaking to be executed by a duly authorized officer, as of the date first written above.

LAWSON SOFTWARE, INC.

By:
Name:
Title:

SHAREHOLDER:

SYMPHONY TECHNOLOGY GROUP

Signature:	/s/William Chisholm
Name:	William Chisholm
Address:	4015 Miranda Ave, 2nd Fl
Palo Alta, CA 94304
Facsimile No.:	650-934-9501

FIRST AMENDMENT
TO SHAREHOLDER IRREVOCABLE UNDERTAKING

This FIRST AMENDMENT TO SHAREHOLDER IRREVOCABLE UNDERTAKING (this “Amendment”) is effective as of December 14, 2005, by and between Lawson Software, Inc., a Delaware corporation (“Lawson”) and the undersigned Shareholder (“Shareholder”) of Intentia International AB (publ), a company organized under the laws of Sweden, (“Intentia”).  All capitalized terms used but not defined in the Amendment have the meaning assigned to them in the Shareholder Irrevocable Undertaking (the “Shareholder Irrevocable Undertaking”), dated June 2, 2005, by and among Lawson and Shareholder.

RECITALS

WHEREAS, Lawson and Shareholder have previously entered into the Shareholder Irrevocable Undertaking which sets forth, among other matters, the terms and conditions under which Shareholder will vote in favor of the proposed business combination Intentia with Lawson;

WHEREAS, Intentia, Lawson, Lawson Holdings, Inc., a Delaware corporation and Lawson Acquisition, Inc., a Delaware corporation, have entered into a Transaction Agreement, dated June 2, 2005 (the “Transaction Agreement”) and a first amendment to the Transaction Agreement, effective as of December 14, 2005 (the “Transaction Agreement Amendment”); and

WHEREAS, each of Lawson and Shareholder desires that certain terms of the Shareholder Irrevocable Undertaking be amended, as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein and in the Shareholder Irrevocable Undertaking, the parties hereto agree as follows:

1.                                       All references in the Shareholder Irrevocable Undertaking and in this Amendment shall be understood to refer to the Transaction Agreement as amended by the Transaction Agreement Amendment or by any subsequent amendment to the Transaction Agreement.

2.                                       Section 2 of the Shareholder Irrevocable Undertaking is amended and restated in its entirety as follows:

“2.  Restriction on Transfer, Proxies and Non-Interference. Except as expressly contemplated by this Agreement, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, Shareholder shall not, directly or indirectly, (i) cause or permit the Transfer of any of the Shares to be effected, or discuss, negotiate or make any offer regarding any Transfer of any of the Shares, (ii) grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into a voting agreement or other similar commitment or arrangement with respect to any of the Shares in contravention of the obligations of Shareholder under this Agreement, (iii) request that Intentia register the Transfer of any certificate or uncertificated interest representing any of the Shares, or (iv) take any action that would make any representation or warranty of Shareholder contained herein untrue or incorrect, or have the effect of preventing or disabling Shareholder from performing any of Shareholder’s obligations under this Agreement.  Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, (A) Shareholder may sell Shares for cash to the extent necessary to pay taxes incurred as a direct result of the exercise of Intentia options or warrants, provided that such exercise occurs after the termination of the restrictions described in Section 3(iii) below and (B) in the event of the termination of the Transaction Agreement, Shareholder may sell Shares at any time during the period commencing on the date of such termination and ending on the Expiration Date in an aggregate amount (including for these purposes any amounts sold pursuant to the immediately preceding clause (A)) of up to 25% of the Shares.”

3.                                       Section 3 of the Shareholder Irrevocable Undertaking is amended and restated in its entirety as follows:

“3.  Undertaking.  Shareholder hereby undertakes to (i) accept the Offer in respect of the Shares, including all Warrants, and tender such Shares, including all Warrants, within 15 business days from the date on which the acceptance period under the Offer commences and not withdraw such acceptance once tendered; (ii) vote against any proposal made in opposition to, or in competition with, consummation of the Offer, including any Acquisition Proposal, at any meetings of the shareholders of Intentia at which any such proposal is considered; and (iii) not exercise any option, warrant or other right to acquire Shares held by it, including, without limitation, the Warrants until the earlier to occur of (A) the termination of the Offer by Lawson in accordance with the terms and conditions set forth in the Press Announcement, or (B) termination of the Transaction Agreement.”

4.                                       Shareholder hereby represents and warrants to Lawson that, since June 2, 2005, it has not exercised any option, warrant or other right to acquire Shares, including, without limitation, the Warrants.

5.                                       This Amendment shall be governed by and construed in accordance with the laws of the State of New York, USA, without regard to its principles of conflicts of laws (except to the extent that applicable laws governing the corporate organization of Intentia mandate the application of the laws of the jurisdiction of organization of such party).  Each party irrevocably and unconditionally consents and submits to the jurisdiction of the state and federal courts located in the State of Delaware for purposes of any action, suit or proceeding arising out of or relating to this Amendment.

6.                                       Except as expressly amended hereby, the parties to this Amendment intend for the Shareholder Irrevocable Undertaking to remain in full force and effect and to be legally bound by the Shareholder Irrevocable Undertaking as amended by this Amendment.

IN WITNESS WHEREOF, the undersigned have executed, or caused this First Amendment to Shareholder Irrevocable Undertaking to be executed by a duly authorized officer, as of the date first written above.

LAWSON SOFTWARE, INC.

By:	/s/Bruce B. McPheeters
Name:	Bruce B. McPheeters
Title: Secretary

SHAREHOLDER:

Signature:
Name:
Address:
Facsimile No.:

IN WITNESS WHEREOF, the undersigned have executed, or caused this First Amendment to Shareholder Irrevocable Undertaking to be executed by a duly authorized officer, as of the date first written above.

LAWSON SOFTWARE, INC.

By:
Name:
Title:

SHAREHOLDER:

SPECIAL VALUE OPPORTUNITIES FUND, LLC

Signature:	/s/Howard Levkowitz
Name:	Howard Levkowitz
Address: 2951 28th St. Suite 1000 Santa Monica, CA 90405
Facsimile No.: 310-899-4950

IN WITNESS WHEREOF, the undersigned have executed, or caused this First Amendment to Shareholder Irrevocable Undertaking to be executed by a duly authorized officer, as of the date first written above.

LAWSON SOFTWARE, INC.

By:
Name:
Title:

SHAREHOLDER:

SPECIAL VALUE EXPANSION FUND, LLC

Signature:	/s/Howard Levkowitz
Name:	Howard Levkowitz
Address: 2951 28th St. Suite 1000 Santa Monica, CA 90405
Facsimile No.: 310-899-4950

IN WITNESS WHEREOF, the undersigned have executed, or caused this First Amendment to Shareholder Irrevocable Undertaking to be executed by a duly authorized officer, as of the date first written above.

LAWSON SOFTWARE, INC.

By:
Name:
Title:

SHAREHOLDER:

SYMPHONY TECHNOLOGY GROUP

Signature:	/s/William Chisholm
Name:	William Chisholm
Address: 4015 Miranda Ave, 2nd Fl Palo Alta, CA 94304
Facsimile No.: 650-934-9501